As filed with the Securities and Exchange Commission on April 28, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 28, 2014
___________________________
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

(a)    On April 28, 2014, Bank of America Corporation (the “Corporation”) issued a press release describing the suspension of its previously announced planned 2014 capital actions and planned re-submission of the Corporation’s 2014 Comprehensive Capital Analysis and Review (“CCAR”) to the Board of Governors of the Federal Reserve System (the “Federal Reserve”). A copy of the press release is attached to this Form 8-K as Exhibit 99(a) and is incorporated by reference into this Item 8.01(a). There can be no assurance as to the timing of completion of the third party review or the Federal Reserve's review of the resubmitted CCAR, or as to the revised capital actions that will be approved by the Federal Reserve, if any.

(b)    On April 16, 2014, the Corporation issued a press release announcing its financial results and estimated preliminary regulatory capital amounts and ratios for the quarter ended March 31, 2014. As part of such release, the Corporation included estimated preliminary Basel 3 capital amounts and ratios under the transition and the fully phased-in bases for the Standardized approach and the latter for the Advanced approaches, as well as Basel 1 capital amounts and ratios for 2013. Subsequent to the press release, the Corporation discovered an incorrect adjustment being applied in the determination of regulatory capital related to the treatment of the fair value option adjustment for structured notes assumed in the Merrill Lynch & Co, Inc. acquisition in 2009, resulting in an overstatement of regulatory capital amounts and ratios. The Corporation's historical consolidated financial statements, including shareholders' equity, for prior periods have been properly stated in accordance with accounting principles generally accepted in the United States of America (GAAP). The Corporation's consolidated financial statements, including shareholders' equity, for the three months ended March 31, 2014 remain unchanged from those announced on April 16, 2014.

With regard to the cause of the regulatory capital revision, the determination of regulatory capital requires that a bank holding company adjust GAAP capital for the unrealized cumulative change in the fair value of all financial liabilities accounted for under the fair value option that is included in retained earnings and is attributable to changes in the bank holding company’s own creditworthiness. As such, the Corporation correctly adjusted for the aforementioned cumulative unrealized change on structured notes accounted for under the fair value option, but incorrectly adjusted for cumulative realized losses on Merrill Lynch issued structured notes that had matured or were redeemed by the Corporation subsequent to the date of the Merrill Lynch acquisition.

Upon finalizing the regulatory capital amounts and ratios for the first quarter of 2014, the Corporation identified this incorrect adjustment and revised its estimate of the calculation of regulatory capital and related ratios resulting in decreases to the estimated preliminary capital amounts and ratios announced on April 16. For the first quarter of 2014, the Corporation's Basel 3 Standardized transition common equity tier 1 capital ratio decreased 5 bps to 11.8 percent, the tier 1 capital ratio decreased 21 bps to 11.9 percent, the total capital ratio decreased 21 bps to 14.8 percent and tier 1 leverage ratio decreased 12 bps to 7.4 percent.

Although not required under GAAP, the Corporation has in prior periods, including the first quarter of 2014, disclosed estimates for its Basel 3 fully phased-in ratios in quarterly earnings releases. The Corporation also revised these estimated ratios from the estimates announced on April 16. On a fully phased-in basis, the Corporation’s estimate for the common equity tier 1 capital ratio under the Basel 3 Standardized approach decreased 27 bps to 9.0 percent and the estimate for the common equity tier 1 capital ratio under the Basel 3 Advanced approaches decreased 29 bps to 9.6 percent. These ratios exceed the Corporation's 2019 estimated minimum common equity tier 1 ratio of 8.5 percent (1), including buffers. The Corporation’s estimated supplementary leverage ratio on a fully phased-in basis as of March 31, 2014 is approximately 5.0 percent, the 2018 required minimum.(2) Regulatory capital amounts and ratios under Basel 1 for prior periods have also been revised. Set forth below are the revised capital amounts and ratios for the periods shown. A schedule of the revised regulatory capital amounts and ratios is attached in Exhibit 99(b) and incorporated by reference into this Item 8.01(b). Additional information about these regulatory amounts and ratios including revisions to prior periods will be included in the Corporation's First Quarter 2014 Report on Form 10-Q.

(1) The fully phased-in 8.5 percent common equity tier 1 capital ratio minimum includes the 2.5 percent capital conservation buffer, zero percent countercyclical buffer and an estimated 1.5 percent SIFI buffer (based on the Financial Stability Board’s “Update of group of global systemically important banks (G-SIBs)” issued on November 11, 2013).
(2) The 5.0 percent bank holding company supplementary leverage ratio minimum includes the 2.0 percent leverage buffer.

Certain of the information presented below are non-GAAP financial measures. Please see Exhibit 99(b) for a reconciliation to GAAP.

	March 31, 2014		December 31, 2013
	Basel 3		Basel 1
(Dollars in millions)	Preliminary Estimate	Revised	As Reported (1)	Revised
Basel 3 (Standardized transition)
Common equity tier 1 capital	$151,642	$150,922	n/a	n/a
Tier 1 common capital	n/a	n/a	$145,235	$141,522
Tier 1 capital	155,674	152,936	161,456	157,742
Total capital	192,867	190,124	200,281	196,567
Common equity tier 1 capital ratio	11.8%	11.8%	n/a	n/a
Tier 1 common capital ratio	n/a	n/a	11.2%	10.9%
Tier 1 capital ratio	12.1	11.9	12.4	12.2
Total capital ratio	15.0	14.8	15.4	15.1
Tier 1 leverage ratio	7.6	7.4	7.9	7.7

Basel 3 (fully phased-in) (2)			Basel 3 Pro-forma
Common equity tier 1 capital ratio Standardized approach (3)	9.3%	9.0%	9.1%	8.8%
Common equity tier 1 capital ratio Advanced approaches (3)	9.9	9.6	10.0	9.6
Common equity tier 1 capital	$134,161	$130,146	$132,315	$127,946

(1)	Amounts and ratios as reported in the Corporation's 2013 Form 10-K.

(2)
The Corporation's fully phased-in estimates are based on its current understanding of the Standardized and Advanced approaches under the Basel 3 rules, assuming all regulatory model approvals, except for the potential reduction to risk-weighted assets resulting from removal of the Comprehensive Risk Measure surcharge. These estimates will evolve over time as the Corporation's businesses change and as a result of further rulemaking or clarification by U.S. regulatory agencies.

(3)	Represents a non-GAAP financial measure. For a reconciliation to GAAP financial measures, see Exhibit 99(b): Regulatory Capital Reconciliations.

n/a = not applicable

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.
Exhibit 99(a) is filed herewith. Exhibit 99(b) is furnished herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99(a)	The Press Release

99(b)	Schedule of the Final Regulatory Capital Amounts and Ratios

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: April 28, 2014

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99(a)	The Press Release

99(b)	Schedule of the Final Regulatory Capital Amounts and Ratios

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